SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2006

NUMEREX CORP.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania  0-22920 11-2948749
--------------   ------------   ----------------
(State or other jurisdiction  (Commission File Number)  (I.R.S. Employer
of incorporation)        Identification No.)

1600 Parkwood Circle
Suite 500
Atlanta, Georgia
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(Address of principal executive offices)

30339
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(Zip code)

(770) 693-5950
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(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

Item 2.02   Results of Operations and Financial Condition.

On February 9, 2006, Numerex Corp. (the “Company”) issued a press release announcing its financial results for the fourth quarter and full year ending December 31, 2005. The press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

Section 3 - Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

On February 6, 2006, the Company converted into equity $1,263,780.00 outstanding under a convertible note entered into between the Company and Laurus Master Fund, Ltd, dated January 13, 2004 (the “Note”). The transaction resulted in the issuance of 238,000 shares of the Company’s Class A Common Stock (the “Shares”) at a conversion price of $5.31, as set forth in the Note.

The Shares are registered for resale under the Securities Act of 1933, as amended (the “Securities Act”).

Laurus is an “accredited investor” as defined in Rule 501(d) of Regulation D under the Securities Act. The Company issued the Shares to Laurus in reliance on the exemption from registration provided by Section 4(2) under the Securities Act.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)       Exhibits

99.1      Press Release of Numerex Corp. dated February 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUMEREX CORP.

/s/ Alan Catherall
Alan Catherall
Chief Financial Officer

Date: February 9, 2006

 Exhibit 99.1
Investor Relations Contact:
Alan B. Catherall
77 0 485-2527

PRESS RELEASE

FOR IMMEDIATE RELEASE

NUMEREX REPORTS FOURTH QUARTER AND FULL YEAR 2005 RESULTS

Full year net income increases by $2.7 Million versus 2004
Wireless data revenues grow by over 50%

ATLANTA, February 9, 2006 - Numerex Corp. (NASDAQ: NMRX), a leader in wireless machine-to-machine (M2M) data communications, today announced net income of $422 thousand for the fourth quarter of 2005 and net income of $593 thousand for the full year. These results compare to a net loss of $259 thousand and a net loss of $2.1 million for the comparable periods of 2004. Basic and fully diluted earnings per share were $0.04 for the quarter and $0.05 for 2005 in total. This compares to basic and fully diluted losses per share of $(0.02) and $(0.19) for the same periods in 2004. Net sales were $8.4 million for the quarter and $29.9 million for 2005 in total compared to $6.3 million and $23 million for the same periods in 2004. Please see the attached financial statements for more details.

“Total revenues in the fourth quarter of 2005 exceeded the guidance range of $7.7 million to $8.2 million issued in October and equally as important, our operating margins showed substantial improvements year over year, which demonstrate the viability and scalability of our business model,” said Numerex Chairman and CEO, Stratton Nicolaides. We are pleased with the demand we are experiencing for our wireless M2M data products and services, which grew over 53% compared to 2004, and the outlook for continued strength into 2006. In addition, the financial results of both the fourth quarter and full year 2005 demonstrate that our business model is viable and scalable, and therefore expect that, with continued disciplined financial controls, the Company will continue to achieve strong operating margins in 2006.”

Mr. Nicolaides continued, “2005 marked another year of product and service leadership in the M2M market for Numerex as we partnered with several industry leaders to deliver new and innovative solutions to the marketplace, significantly increasing our penetration into new vertical sectors. Our wireless data networks and M2M solutions are migrating rapidly towards our newly created digital platforms. This sets the stage for an exciting round of product and service launches in 2006, opening the door to expanded sales opportunities with our customers and through our partners. We begin with our Digital Uplink security product initiative later this month, adding digital mobile solutions over the next few months, further expanding our presence and revenue opportunities.”

The Company’s recent acquisition of Airdesk solidifies Numerex's position as one of the market's most comprehensive wireless M2M network and solutions provider. This event combines two experienced marketing and sales forces capable of reaching multiple market segments across the US, Canada and Latin America with both fixed and mobile solutions. From a product perspective, the acquisition aligns Airdesk's digital M2M products and portfolio of radio modules, with Numerex's M2M network and services platform. Numerex's proven track record and market-leading position in developing OEM and custom M2M solutions for industry partners, particularly security and vehicle tracking, is enhanced by Airdesk's extensive customer base and presence in multiple vertical segments, including utilities, fleet management and point-of-sale terminals. This combination is expected to generate new and significant recurring service revenue opportunities.

-continued-

In addition, Numerex achieved several significant milestones in 2005, including:

•
The best year ever for our wireless security business unit, Uplink, with recurring service revenues growing sequentially in twenty-six of the last twenty-seven quarters with record customer installs and unit sales.

•	The release of the AnyNet Module, designed to support network access to any digital network for wireless applications, and also serving as the digital platform for our wireless security products.
•	The forging of an alliance with DEWALT/ Black and Decker in launching a unique construction job-site security product.
•	The completion of the Digital Uplink project with planned full commercial availability in early 2006.
•	Participation in a multi-year rollout of an educational program involving one of the largest wireless M2M deployments in North America used to monitor network and equipment usage.
•	Expansion of our carrier alliances, providing continued and expanded network service offerings in North America, the Caribbean and Mexico.
•	The launch of digital services used in the monitoring and management of vending machines in Mexico, securing multiple customers in bottling and vending operations.
•	Continued growth of mobile tracking product distribution through alliance with South West Dealer Services.
•	The addition of multiple new partners for our private-labeled mobile solutions platform focused in automotive and finance markets.

We have noted in the past that the Company’s balance sheet continues to grow in strength, and this trend continued in the fourth quarter of 2005. Cash balances at December 31, 2005 were $4.4 million, compared to $4.2 million at the end of the prior quarter, and $1.7 million at the beginning 2005. The Company continues to generate cash from operations, only part of which is consumed by additional working capital to meet the demands of the business. At the same time, the total amount of debt at year-end was just over $1.2 million compared to over $3.8 million at the beginning of 2005. As a result of these increasing cash levels and reduced debt, working capital has improved this year by $3.7 million from $1.2 million at December 31, 2004 to $4.9 million at December 31, 2005.

Furthermore, we are pleased to announce, that the $1.2 million of debt carried at year-end has been converted to equity and therefore eliminated. The transaction was completed at a conversion rate of $5.31 and took place earlier this week. This event favorably impacts the Company’s cash flows due to reduced principal repayments and interest expense and further solidifies our financial strength.

As a result of continued strength in wireless revenues and favorable market trends, estimated total revenues, including Airdesk, are expected to range between $11.4 million and $11.9 million for the first quarter of 2006. For comparison purposes, pro-forma first quarter 2005 revenues that include Airdesk were $8.3 million. Mr. Nicolaides concluded, “We expect another strong year of M2M growth, and we anticipate 2006 wireless revenues will be 35% to 45 % greater than they were in 2005.”

Conference Call and Webcast Information

Numerex will conduct a conference call on February 9 at 11:00 A.M., Eastern Standard Time, accessible by calling 888 243-3996 in the U.S. and Canada, or 973 935-2403 for international. A live webcast of the call will also be available via Numerex web site at http://www.nmrx.com, under the Investor Relations section. A replay of the conference call will be available via Numerex Web site beginning two hours after the call.

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About Numerex

Numerex (Nasdaq: NMRX) is a wireless machine-to-machine (M2M) communications, technology, and solutions business. The Company combines its network services, products, and application development capabilities to create innovative packaged and custom-designed M2M offerings for customers across multiple market segments. Numerex makes possible real-time wireless data communications, monitoring, tracking, and service management tailored to the needs of each application and industry, such as vehicle location and tracking, wireless security, utilities, and vending. In addition to its core M2M business, the Company markets proprietary video conferencing and data collaboration products to the educational and distance learning markets. It also provides networking and integration services to major telecommunications companies. Numerex primarily serves customers throughout the United States, Canada and Latin America. The company is headquartered in Atlanta, Georgia. Website http://www.nmrx.com

This press release contains, and other statements may contain, forward-looking statements with respect to Numerex future financial or business performance, conditions or strategies and other financial and business matters, including expectations regarding growth trends and activities in the wireless data business. Forward-looking statements are typically identified by words or phrases such as "believe," "expect," "anticipate," "intend," "estimate," "assume," "strategy," "plan," "outlook," "outcome," "continue," "remain," "trend," and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "may," or similar expressions. Numerex cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. These forward-looking statements speak only as of the date of this press release, and Numerex assumes no duty to update forward-looking statements. Actual results could differ materially from those anticipated in these forward-looking statements and future results could differ materially from historical performance.

The following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the failure to realize improvements on our digital multimedia and networking business; variations in quarterly operating results, delays in the development, introduction and marketing of new wireless products and services; customer acceptance of products and services; economic conditions; changes in financial and capital markets; the inability to attain revenue and earnings growth in our wireless data business; changes in interest rates; inflation; the introduction, withdrawal, success and timing of business initiatives and strategies; competitive conditions; the inability to realize revenue enhancements; and extent and timing of technological changes. Numerex SEC reports identify additional factors that can affect forward-looking statements.

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NUMEREX CORP.
CONDENSED CONSOLIDATED BALANCE SHEET
(In thousands)
	December 31,	December 31,
	2005	2004
ASSETS
CURRENT ASSETS
Cash and short term investments	$4,359	$1,684
Accounts receivable, less allowance for doubtful accounts of
$983 at December 31, 2005 and $747 at December 31, 2004:	6,046	3,986
Notes Receivable	-	41
Inventory	1,694	1,561
Prepaid expenses and other current assets	600	736
TOTAL CURRENT ASSETS	12,699	8,008

Property and Equipment, Net	827	840
Goodwill, Net	15,014	15,014
Other Intangibles, Net	6,268	7,213
Software, Net	1,020	598
Other Assets	520	939
TOTAL ASSETS	$36,348	$32,612

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	$3,911	$2,601
Other current liabilities	2,326	1,603
Note payable, current	490	1,637
Deferred revenues	1,056	906
Obligations under capital leases, current portion	58	33
TOTAL CURRENT LIABILITIES	7,841	6,780

LONG TERM LIABILITIES
Obligations under capital leases and other long term liabilities	60	2
Note Payable	718	2,178
TOTAL LONG TERM LIABILITIES	778	2,180

SHAREHOLDERS’ EQUITY
Preferred stock - no par value; authorized 3,000,000; none issued	-	-
Class A common stock - no par value; authorized 30,000,000;
issued 13,319,406 shares at September 30, 2005 and 13,203,660
shares at December 31, 2004	40,050	36,872
Additional paid-in-capital	1,136	809
Treasury stock, at cost, 2,391,400 shares on September 30, 2005 and
December 31, 2004	(10,197)	(10,197)
Class B common stock - no par value; authorized 5,000,000; none issued	-	-
Accumulated other comprehensive income	(8)	13
Retained earnings	(3,252)	(3,845)
TOTAL SHAREHOLDERS' EQUITY	27,729	23,652
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$36,348	$32,612

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Numerex Corp.
Condensed Consolidated Statement of Operations
(In thousands, except per share data)

	Three Months Ended December 31,		Twelve Months Ended
	(unaudited)		December 31,
	2005	2004	2005	2004
Net sales:
Product	$4,405	$2,682	$14,573	$9,697
Service	3,992	3,617	15,373	13,296
Total net sales	8,397	6,299	29,946	22,993

Cost of product sales (excluding depreciation)	3,622	2,095	11,303	7,626
Cost of services (excluding depreciation and amortization)	1,413	1,350	5,748	4,943
Depreciation and amortization	46	88	178	385
Gross Profit	3,316	2,766	12,717	10,039

Selling, general, and administrative expenses	2,194	2,109	8,663	8,625
Research and development expenses	273	221	1,106	906
Bad debt expense	83	60	325	475
Depreciation and amortization	371	417	1,662	1,664
Operating profit / (loss)	395	(41)	961	(1,631)

Interest income and (expense), net	27	(208)	(311)	(637)
Other income and (expense), net	-	(1)	(5)	(52)
Gain on sale of business	-	-	-	250
Loss before taxes	422	(250)	645	(2,070)

Provision for income taxes	-	9	52	9
Net profit (loss)	$422	$(259)	$593	$(2,079)

Basic earnings (loss) per common share	$0.04	$(0.02)	$0.05	$(0.19)
Diluted earnings (loss) per common share	$0.04	$(0.02)	$0.05	$(0.19)
Number of shares used in per share calculation
Basic	11,642	10,794	11,231	10,798
Diluted	11,873	10,794	11,482	10,798

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Numerex Corp.
Supplemental Sales Information
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2005	2004	2005	2004
Net sales:
Wireless Data Communications
Product	$4,077	$1,698	$11,919	$5,913
Service	2,772	2,404	10,409	8,687
Sub-total	6,849	4,102	22,328	14,600
Digital Multimedia and Networking
Product	315	973	2,271	3,434
Service	1,067	1,078	4,297	3,968
Sub-total	1,382	2,051	6,568	7,402
Wireline Security
Product	13	11	383	350
Service	153	135	667	641
Sub-total	166	146	1,050	991
Total net sales
Product	4,405	2,682	14,573	9,697
Service	3,992	3,617	15,373	13,296
Total net sales	8,397	6,299	29,946	22,993